ANCHOR TACTICAL CREDIT STRATEGIES FUND

a series of Northern Lights Fund Trust IV

Supplement dated July 25, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated December 30, 2016

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Removal of Redemption Fee

Effective immediately, the Fund has removed the redemption fee on shares redeemed within sixty (60) days of purchase, and such fees will no longer be imposed on shares of the Fund. All references to a redemption fee in the Prospectus and SAI are deleted.

Conversion of All Investor Class Shares into Institutional Class Shares

On July 21, 2017, the Board of Trustees of Northern Lights Fund Trust IV (the "Board") approved the conversion (the "Conversion") of all outstanding Investor Class Shares of the Anchor Tactical Credit Strategies Fund (the “Fund") to Institutional Class shares of the Fund on August 1, 2017 (the "Conversion Date"). On the Conversion Date, each holder of Investor Class shares will receive a number of Institutional Class shares equal in value to the Investor Class shares owned by that shareholder.

Investor Class shareholders who become Institutional Class shareholders as a result of the Conversion will maintain their investment in the Fund. There will be no change to the ongoing fees and expenses Investor Class shareholders are charged as a result of the Conversion. The minimum initial investment in the Fund for Investor Class shares is $2,500 for all account types, and the minimum initial investment for Institutional Class shares is $2,000,000 for all account types. The minimum subsequent investment for all share classes and account types is $100. The change in minimum initial investment will not impact existing shareholders. For more information regarding the Fund's Institutional Class shares, including relevant sales charges, fees and expenses, please see the Fund's Prospectus and SAI, each dated December 30, 2016.

The Conversion is not a taxable event for federal income tax purposes.

As of the Conversion Date the Investor Class of the Fund will no longer be open to new investors.

Changes as a Result of the Conversion

1)       As of the Conversion Date, the Fee Table is deleted in its entirety and replaced as follows:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.60%	1.60%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	1.01%	1.01%
Interest Expense	0.23%	0.23%

Dividend Expenses on Short Sales	0.42%	0.42%
Remaining Other Expenses	0.36%	0.36%
Acquired Fund Fees and Expenses (1)	0.31%	0.31%
Total Annual Fund Operating Expenses	3.17%	3.17%
(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

2)       As of the Conversion Date, the minimum initial investment for Institutional Class shares is $2,000,000. The relevant disclosure on pages 5, 16 and 17 of the Prospectus is updated accordingly.

3)       As of the Conversion Date, the “Share Classes” disclosure on page 16 is deleted and replaced as follows:

This Prospectus describes two classes of shares offered by the Fund: Investor Class shares and Institutional Class shares. The Fund offers these two classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below. The main differences between the share classes is the minimum initial investment requirement. There is no sales charge for Investor Class shares or Institutional Class shares. Investor Class Shares and Institutional Class shares each pay an annual fee of up to 0.25% for distribution and shareholder services expenses pursuant to a plan under Rule 12b-1. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. The Fund reserves the right to waive sales charges. All share classes may not be available for purchase in all states. As of the date of this Prospectus, only Institutional Class shares are available for sale.

As of the Conversion Date, the first paragraph of the “Distribution Fees” section on page 22 of the Prospectus is deleted in its entirety and replaced as follows:

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares and Institutional Class shares (the "Plans"), pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Investor Class shares and Institutional Class shares. For the current fiscal year, the Board has authorized a rate of 0.25% for each share class.

4)       As of the Conversion Date, the first two sentences of the fourth paragraph of page 1 of the SAI are deleted and replaced as follows:

The Fund offers two classes of shares; Investor Class shares and Institutional Class shares. As of the date of this SAI only Institutional Class shares are available for sale.

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You should read this Supplement in conjunction with the Fund's Prospectus and SAI dated December 30, 2016, and provide information that you should know about the Fund before investing. The Fund's Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.anchorcapitalfunds.com or by calling 1-844-594-1226.